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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                                 August 21, 1997
                Date of Report (Date of earliest event reported)

                           MAXCOR FINANCIAL GROUP INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                               0-25056                      59-3262958
(State or other jurisdiction              (Commission File Number)         (I.R.S. Employer
       of incorporation)                                                   Identification Number)

                             Two World Trade Center
                                   84th Floor
                            New York, New York 10048
                     (Address of Principal Executive Office)

                                 (212) 748-7000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report

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                         The Exhibit Index is on Page 4
                                Page 1 of 5 Pages


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Item 5.  Other Events.

         By press release dated August 21, 1997, the Registrant announced that its Board of Directors has approved the commencement, as soon as practicable, of an exchange offer on the basis of 0.1667 of a share of its Common Stock for each and every outstanding Warrant of the Registrant. Accordingly, the Registrant will issue one whole share of Common Stock in exchange for every six Warrants tendered and accepted in the exchange offer (with cash paid in lieu of fractional shares of Common Stock). The exchange offer will be applicable on the same terms to both series of the Registrant's outstanding warrants, which are respectively traded on the Nasdaq National Market under the symbols "MAXF" and "MAXFZ." The Board of the Registrant also established a minimum tender condition such that the Registrant will not be obligated to proceed with the exchange offer, or can terminate or amend it, if there is not validly tendered and not withdrawn prior to the offer's expiration date a minimum of 95% of the aggregate outstanding Warrants. The offer will also be subject to other customary conditions.

         The press release of Registrant is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         On August 27, 1997, the Registrant filed with the Securities and Exchange Commission, for its review and comment, a Registration Statement on Form S-4 containing a preliminary form of prospectus relating to the exchange offer. The exchange offer will only commence, however, upon the Securities and Exchange Commission's declaration of effectiveness of the exchange offer prospectus and the distribution to Warrant holders of such prospectus and other definitive exchange offer documents, and the exchange offer will only be made by means of, and on the basis of the terms set forth in, the definitive prospectus.

Item 7.       Financial Statements, Pro forma
              Financial Information and Exhibits

              (c)     Exhibits.

              99.1    Press Release, dated August 21, 1997.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

August 27, 1997                             MAXCOR FINANCIAL GROUP INC.



                                            By: /s/ Gilbert D. Scharf
                                                --------------------------------
                                                Gilbert D. Scharf
                                                Chairman, President and Chief
                                                  Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description                                           Page

99.1                Press Release, dated August 21, 1997.                  5




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